PLAN (AMENDED) EXHIBIT "F"

                 List of Limited Partner Claims as Uniformly
           Calculated by the Trustee and Allowed (Limited) (Class 7)
                            In the Amended Plan

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                                EXHIBIT "F"

                                 LIST OF
         LIMITED PARTNER CLAIMS AS UNIFORMLY CALCULATED BY THE
      TRUSTEE AND ALLOWED* (LIMITED) (CLASS 7) IN THE AMENDED PLAN

*   Unless indicated as disputed

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CLAIMANT                            CLAIM NO.  EXPLAN.  COLUMN 1         COLUMN 2
                                               NOTES    ORIGINAL CLAIM   ALLOWED CLAIM
                                                        AMOUNT           AMOUNT
                                                        AS UNIFORMLY     (25% OF ORIGINAL
                                                        CALCULATED BY    CLAIM AMOUNT)
                                                        THE TRUSTEE
Ashenden, James F. & Mary Jane      1021                   $50,000.00       $12,500.00
Barneich, E G                       1557                   $50,000.00       $12,500.00
Barsy, Joseph                       1311                   $50,000.00       $12,500.00
Bartlett, Barry R.                  1515                   $25,000.00        $6,250.00
Cerullo, Leonard J.                 1245                   $25,000.00        $6,250.00
Cook, Arnold G.                     0806                   $50,000.00       $12,500.00
Cosgrave, Ronald F.                 0918                   $50,000.00       $12,500.00
Croke, III, Thomas B & Laura L.     0996                   $25,000.00        $6,250.00
Ellington, Stewart L. MD            3482                        $0.00            $0.00
Ellsworth, James L                  1838                   $50,000.00       $12,500.00
Evans, R. M.                        1446                   $50,000.00       $12,500.00
Gordon, Joe Sr.                     0197                        $0.00            $0.00
Gordon, Joe Sr.                     0198                        $0.00            $0.00
Gordon, Joseph Sr.                  0872                   $50,000.00       $12,500.00
Guernsey, Alan S.                   1451                   $25,000.00        $6,250.00
Gustafson, J. Eric                  0631                   $25,000.00        $6,250.00
Hajt, William                       1480                   $25,000.00        $6,250.00
Hanlon, Glen                        4553                   $25,000.00        $6,250.00
Hansel, D.D.S., James R. & N. Jean  2756                   $50,000.00       $12,500.00
Hansel, James R. & N. Jean          4533                        $0.00            $0.00
Hansen, Kay O.                      2016                   $50,000.00       $12,500.00
Harris, David R. (Trustee)          0787                   $50,000.00       $12,500.00
Hartford Accident and Indemnity Co. 3736                        $0.00            $0.00
Heinen, Paul A and Gloria N.        2202                   $25,000.00        $6,250.00
Hester, Monte E.                    3947                   $50,000.00       $12,500.00
Hunter, Charles D.                  0907                   $50,000.00       $12,500.00
Imrem, Ervin R.                     2131                   $25,000.00        $6,250.00
Jackson, Glenn E. Estate of         1509                   $50,000.00       $12,500.00
Kaynor, Kirk G & Sunny Sue          2481                   $50,000.00       $12,500.00
Kennedy, Keith J.                   1632                   $50,000.00       $12,500.00
Koenig Family Trust                 0632                   $50,000.00       $12,500.00
Krieger, Mitchell I.                1262                   $50,000.00       $12,500.00
Lagios, Peter                       1260                   $50,000.00       $12,500.00
Lewis, Steven H.                    1265                   $25,000.00        $6,250.00
Maholias, Konstantin and Elizabeth  0928                  $250,000.00       $62,500.00
Mahoney, William P.                 0613                   $25,000.00        $6,250.00
McGrath, Max E.                     0385                   $50,000.00       $12,500.00
McGuire, John S.                    1271                   $50,000.00       $12,500.00
McNerthney, Eloise M.               3948                   $50,000.00       $12,500.00
Murando, Stephen A.                 0807                   $50,000.00       $12,500.00
Nechtow, Stephen D.                 1354                   $35,000.00        $8,750.00
Nierman, Judith                     1568                   $25,000.00        $6,250.00
Northern Trust (Trustee)
   Susan E Trees Trust              0946                   $50,000.00       $12,500.00
Olson, Charles W. III               1365                   $50,000.00       $12,500.00
Parker, James W.                    1553                   $50,000.00       $12,500.00
Patrick, James                      2280                   $25,000.00        $6,250.00
Paxson, James                       1437                   $25,000.00        $6,250.00
Paxson, Kristin H.                  4295                   $25,000.00        $6,250.00
Pemberton, Ron                      0874                   $25,000.00        $6,250.00
Peterson, Barbara                   0873                   $50,000.00       $12,500.00
Replogle, Robert & Carol            1501                   $50,000.00       $12,500.00
Rochell, Norman (estate)            3956                   $25,000.00        $6,250.00
Rochell, Steven M MD                3312                   $25,000.00        $6,250.00
Rodin, Bruce & Nancy                1456                   $50,000.00       $12,500.00
Rogers, Mike & Anne                 1907                   $25,000.00        $6,250.00
Rothe, Robert C.                    0908                   $50,000.00       $12,500.00
Ryder, Richard E. and Pernie N.     0449                   $50,000.00       $12,500.00
Schriesheim, Alan and Beatrice      1785                   $50,000.00       $12,500.00
Semerdjian, Ronald A.               1436                   $50,000.00       $12,500.00
Sokoloff, Norman F. M.D.            1132                   $50,000.00       $12,500.00
Soper, Thomas G.                    2605                   $50,000.00       $12,500.00
Stalzer, Richard C.                 3306                   $50,000.00       $12,500.00
Suttie, Burton & Kathel             1438                   $50,000.00       $12,500.00
Taubensee, Dale T                   3343                   $50,000.00       $12,500.00
Taubensee, Kent T                   3355                   $50,000.00       $12,500.00
Trees, M. Jay                       0832                   $50,000.00       $12,500.00
Whitty, Raymond J. Jr.              2179                   $25,000.00        $6,250.00
Wilske, Kenneth R                   1543                   $50,000.00       $12,500.00
Wineberg, Harvey S.                 1264                   $25,000.00        $6,250.00
Wixson, Richard L.                  2765                   $25,000.00        $6,250.00

     TOTAL:                                             $2,885,000.00      $721,250.00
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